UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 7, 2019
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Encompass Health Corporation (“Encompass Health” or the “Company”), originally furnished to the Securities and Exchange Commission on February 7, 2019 (the “Initial Form 8-K”). The sole purpose for filing this Form 8-K/A is to update certain information contained in Exhibit 99.1 to the Initial Form 8-K related to the accounting for the deferred tax assets related to fair value adjustments to redeemable noncontrolling interests as described further below.
The information contained herein is being furnished pursuant to Item 2.02 of Form 8‑K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 2.02. Results of Operations and Financial Condition.
The Initial Form 8-K included, as Exhibit 99.1, the press release issued on February 7, 2019 that reported the financial results of the Company for the quarter and year ended December 31, 2018. While conducting final procedures in connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2018, an error was identified in the accounting for deferred tax assets related to fair value adjustments to redeemable noncontrolling interests. Because the discharge of the redeemable noncontrolling interest, either through the purchase of shares or the sale of the home health and hospice segment, would not result in a tax deduction or tax loss reported in the income tax return, the GAAP to tax basis difference does not meet the definition of a temporary difference. Accordingly, a deferred tax asset and corresponding increase to capital in excess of par value should not have been recognized in prior or current periods. In addition, the overstatement of deferred tax assets resulted in a $14.8 million overstatement of Provision for income tax expense in 2017 due to the revaluation of the deferred tax assets and liabilities in connection with the 2017 Tax Cuts and Jobs Act. The Company assessed the materiality of the errors in deferred tax assets and related balances and concluded they were not material to any previously issued financial statements or disclosures. However, the Company has revised its financial statements to reflect the correction of the errors, as disclosed in the tables below. The 2018 Condensed Consolidated Statement of Operations and the 2018 Condensed Consolidated Statement of Cash Flows were not affected.
A revised and corrected version of the earnings release previously issued on February 7, 2019 is attached hereto as Exhibit 99.1. The following tables summarize the revisions:

Condensed Consolidated Balance Sheet
	As Reported	Adjustment	As Revised
As of December 31, 2018	(In Millions)
Deferred income tax assets	$95.3	$(52.4)	$42.9
Total assets	5,227.4	(52.4)	5,175.0
Encompass Health shareholders’ equity	1,329.1	(52.4)	1,276.7
Total shareholders’ equity	1,609.4	(52.4)	1,557.0
Total liabilities and shareholders’ equity	5,227.4	(52.4)	5,175.0

	As Reported	Adjustment	As Revised
As of December 31, 2017	(In Millions)
Deferred income tax assets	$63.6	$(29.2)	$34.4
Total assets	4,893.7	(29.2)	4,864.5
Encompass Health shareholders’ equity	1,181.7	(29.2)	1,152.5
Total shareholders’ equity	1,424.6	(29.2)	1,395.4
Total liabilities and shareholders’ equity	4,893.7	(29.2)	4,864.5

Condensed Consolidated Statement of Operations
	As Reported	Adjustment	As Revised
For the Year Ended December 31, 2017	(In Millions, Except Per Share Data)
Provision for income tax expense	$160.6	$(14.8)	$145.8
Income from continuing operations	335.8	14.8	350.6
Net income	335.4	14.8	350.2
Net income attributable to Encompass Health	256.3	14.8	271.1
Basic earnings per share attributable to Encompass Health common shareholders	2.73	0.15	2.88
Diluted earnings per share attributable to Encompass Health common shareholders	2.69	0.15	2.84

	As Reported	Adjustment	As Revised
For the Three Months Ended December 31, 2017	(In Millions, Except Per Share Data)
Provision for income tax expense	$49.2	$(14.8)	$34.4
Income from continuing operations	86.7	14.8	101.5
Net income	86.5	14.8	101.3
Net income attributable to Encompass Health	60.6	14.8	75.4
Basic earnings per share attributable to Encompass Health common shareholders	0.62	0.15	0.77
Diluted earnings per share attributable to Encompass Health common shareholders	0.61	0.15	0.76

Condensed Consolidated Statement of Cash Flows
	As Reported	Adjustment	As Revised
For the Year Ended December 31, 2017	(In Millions)
Net income	$335.4	$14.8	$350.2
Deferred tax expense	75.6	(14.8)	60.8
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on hospitals open throughout both the full current and prior periods presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.
Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the corrected press release attached hereto as Exhibit 99.1 and supplemental information attached as Exhibit 99.2 to the Initial Form 8-K (the “Supplemental Information”) include non-GAAP financial measures, including the Company’s adjusted earnings per share, leverage ratio, Adjusted EBITDA, and adjusted free cash flow.
The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”). The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging and equity instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States (“GAAP”) as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. The Company reconciles adjusted earnings per share to earnings per share in the corrected press release attached as Exhibit 99.1.
The leverage ratio referenced therein is defined as the ratio of consolidated total debt to Adjusted EBITDA for the trailing four quarters. The Company believes its leverage ratio and Adjusted EBITDA are measures of its ability to service its debt and its ability to make capital expenditures. Additionally, the leverage ratio is a standard measurement used by investors to gauge the creditworthiness of an institution. The Company’s credit agreement also includes a maximum leverage ratio financial covenant which allows the Company to deduct up to $100 million of cash on hand from consolidated total debt. The Company reconciles Adjusted EBITDA to net income and to net cash provided by operating activities in the corrected press release attached as Exhibit 99.1 and the Supplemental Information. Adjusted EBITDA for the Company’s reportable segments is reconciled to net income from continuing operations before income tax expense in the corrected press release attached as Exhibit 99.1 and the Supplemental Information.
The Company uses Adjusted EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s credit agreement, which is discussed in more detail in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Liquidity and Capital Resources,” and Note 9, Long-term Debt, to the consolidated financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2018 (the “2018 Form 10‑K”), when filed. These covenants are material terms of the credit agreement. Noncompliance with these financial covenants under the credit agreement—its interest coverage ratio and its leverage ratio—could result in the Company’s lenders requiring the Company to immediately repay all amounts borrowed. If the Company anticipated a potential covenant violation, it would seek relief from its lenders, which would have some cost to the Company, and such relief might be on terms less favorable to those in the Company’s existing credit agreement. In addition, if the Company cannot satisfy these financial covenants, it would be prohibited under the credit agreement from engaging in certain activities, such as incurring additional indebtedness, paying common stock dividends, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted EBITDA is critical to the Company’s assessment of its liquidity.
In general terms, the credit agreement definition of Adjusted EBITDA, therein referred to as “Adjusted Consolidated EBITDA,” allows the Company to add back to consolidated net income interest expense, income taxes, and depreciation and amortization and then add back to consolidated net income (1) all unusual or nonrecurring items reducing consolidated net income (of which only up to $10 million in a year may be cash expenditures), (2) any losses from discontinued operations and closed locations, (3) costs and expenses, including legal fees and expert witness fees, incurred with respect to litigation associated with stockholder derivative litigation, (4) share-based compensation expense, and (5) cost and expenses in connection with the Encompass Health rebranding. The Company also subtracts from consolidated net income all unusual or nonrecurring items to the extent they increase consolidated net income.
The calculation of Adjusted EBITDA under the credit agreement does not require us to deduct net income attributable to noncontrolling interests or gains on fair value adjustments of hedging and equity instruments, disposal of assets and development activities. It also does not allow us to add back professional fees unrelated to the stockholder derivative litigation, losses on fair value adjustments of hedging and equity instruments and disposal of assets, unusual or nonrecurring cash expenditures in excess of $10 million, and charges resulting from debt transactions and development activities. These items and amounts, in addition to the items falling within the credit agreement’s “unusual or nonrecurring” classification, may occur in future periods, but can vary significantly from period to period and may not directly relate to, or be indicative of, the Company’s ongoing liquidity or operating performance. Accordingly, the Adjusted EBITDA calculation presented here includes adjustments for them.
Adjusted EBITDA is not a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for net income or cash flows from operating, investing, or financing activities. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements accompanying the 2018 Form 10-K, when filed.
The Company also uses adjusted free cash flow as an analytical indicator to assess its performance. Management believes the presentation of adjusted free cash flow provides investors an efficient means by which they can evaluate the Company’s capacity to reduce debt, pursue development activities, and return capital to its common stockholders. The calculation of adjusted free cash flow and a reconciliation of net cash provided by operating activities to adjusted free cash flow are included in the corrected press release attached as Exhibit 99.1 and the Supplemental Information. This measure is not a defined measure of financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities. The Company’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretionary spending. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. See the consolidated statements of cash flows included in the 2018 Form 10‑K, when filed, and in the corrected press release attached as Exhibit 99.1 for the GAAP measures of cash flows from operating, investing, and financing activities.
Excluding net operating revenues, the Company does not provide guidance on a GAAP basis because it is unable to predict, with reasonable certainty, the future impact of items that are deemed to be non-indicative of its ongoing operating performance. Such items include government, class action, and related settlements; professional fees-accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging and equity instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. These items are uncertain and will depend on several factors, including industry and market conditions, and could be material to the Company’s results computed in accordance with GAAP.
However, the following reasonably estimable GAAP measures for 2019 would be included in a reconciliation for Adjusted EBITDA if the other reconciling GAAP measures could be reasonably predicted:

•	Interest expense and amortization of debt discounts and fees - estimate of $150 million to $160 million

•	Amortization of debt-related items - approximately $4 million

Forward-Looking Statements
The information contained in the corrected press release and the Supplemental Information includes certain estimates, projections, and other forward-looking statements that involve known and unknown risks and relate to, among other things, future events, the Company’s business strategy, financial plans, dividend strategies or payments, effective income tax rates, plans to repurchase its debt or equity securities, future financial performance, projected business results or model, ability to return value to its shareholders, projected capital expenditures, leverage ratio, acquisition opportunities, on-going discussions with the United States Department of Justice, and the impact of future legislation or regulation. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. These estimates, projections, and other forward-looking statements are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections, or forward-looking statements will be realized.
All such estimates, projections, and forward-looking statements speak only as of the date hereof. The Company undertakes no duty to publicly update or revise that information.
You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking statements in this report, the press release, and supplemental information as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the attached press release and in the 2018 Form 10‑K, when filed, and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs, and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Corrected press release of Encompass Health Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: February 27, 2019